UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant To Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 7, 2008
Triangle Capital Corporation

(Exact Name of Registrant as Specified in Its Charter)
Maryland

(State or Other Jurisdiction of Incorporation)

001-33130	06-1798488

(Commission File Number)	(I.R.S. Employer Identification No.)

3600 Glenwood Avenue, Suite 104 Raleigh, North Carolina	27612

(Address of Principal Executive Offices)	(Zip Code)
(919) 719-4770

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01. Financial Statements and Exhibits
SIGNATURE
INDEX TO EXHIBITS
Exhibit 10.1
Exhibit 10.2
Exhibit 10.3

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) Approval of Amended and Restated 2007 Equity Incentive Plan and Restricted Share Award Grants
Triangle Capital Corporation Amended and Restated 2007 Equity Incentive Plan
     On May 7, 2008, at the 2008 Annual Meeting of Stockholders (the “2008 Annual Meeting”) of Triangle Capital Corporation (the “Company”), the Company’s stockholders approved the Triangle Capital Corporation Amended and Restated 2007 Equity Incentive Plan (the “Amended and Restated Plan”). The Company’s Board of Directors (the “Board”) approved and adopted the Amended and Restated Plan in February 2008, subject to stockholder approval at the 2008 Annual Meeting.
     General. The Amended and Restated Plan authorizes a total of 900,000 shares of common stock for award under the Amended and Restated Plan. The Amended and Restated Plan authorizes the Board (or a committee thereof) to grant stock options, restricted stock awards, and performance awards to selected officers, employees and non-employee directors (“Participants”) in accordance with the terms of the Amended and Restated Plan. The basis of such participation is to provide incentives to our employees and directors in order to attract and retain the services of qualified professionals.
     Options. Options granted under the Amended and Restated Plan (the “Options”) entitle the optionee, upon exercise, to purchase shares of common stock at a specified exercise price per share. Options must have a per share exercise price of no less than the fair market value of a share of stock on the date of the grant, subject to forfeiture provisions as determined by the Board. The exercise period of each stock option awarded will expire on a date determined by the Board, such date to be specified in the stock option award agreement; however, the Plan also states that no stock option award will be exercisable after the expiration of ten years from the date such stock option was granted. We may not issue any options to our non-employee directors under the Amended and Restated Plan unless and until we receive an exemptive order from the SEC or written confirmation from the staff of the SEC that we may do so.
     Restricted Stock Awards to Employees. The Amended and Restated Plan permits the issuance of restricted stock to employees consistent with such terms and conditions as the Board shall deem appropriate, subject to the limitations set forth in the plan. Shares granted pursuant to a restricted stock award will not be transferable until such shares have vested in accordance with the terms of the award agreement, unless the transfer is by will or by the laws of descent and distribution.
     Restricted Stock Awards to Non-Employee Directors. The Amended and Restated Plan provides that our non-employee directors will each receive an automatic grant of shares of restricted stock at the beginning of each one-year term of service on the Board, for which forfeiture restrictions will lapse one year from the grant date. The number of shares granted to each non-employee director will be the equivalent of $30,000 worth of shares taken at the market value at the close of the Nasdaq Global Market on the date of grant. The grants of restricted stock to non-employee directors under the Amended and Restated Plan will be automatic and will not be changed without SEC approval. Shares granted pursuant to a restricted stock award will not be transferable until such shares have vested in accordance with the terms of the award agreement, unless the transfer is by will or by the laws of descent and distribution.
     Subsequent Events. In the event of a consolidation, merger, stock sale, a sale of all or substantially all of the Company’s assets, a dissolution or liquidation or other similar events (a “Change in Control”), all or a portion of the award will vest, become immediately exercisable or payable and have all restrictions lifted upon a Change in Control, unless otherwise specified in the award agreement.

     SEC Exemptive Order. On March 18, 2008, the Securities and Exchange Commission (the “SEC”) granted an order for exemptive relief that authorizes the Company to issue restricted shares to our employees and non-employee directors (the “Order”), subject to stockholder approval of the Amended and Restated Plan at the 2008 Annual Meeting. All awards granted pursuant to the Amended and Restated Plan must comply with the terms and conditions of the Order.
     A more detailed summary of the material features of the Amended and Restated Plan is set forth in the Company’s definitive proxy statement (the “Proxy Statement”) for the 2008 Annual Meeting, filed with the SEC on March 25, 2008, under the section entitled “Proposal No. 2 — Approval of Triangle Capital Corporation Amended And Restated 2007 Equity Incentive Plan” and is incorporated herein by reference. The foregoing summary and the summary in the Proxy Statement do not purport to be complete and are qualified in their entirety by reference to the full text of the Amended and Restated Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Restricted Share Award Grants
          On May 7, 2008, the Board of Directors, upon recommendation of the Compensation Committee, approved grants of restricted stock awards to the Company’s non-employee directors and executive officers as follows:
•	Each of W. McComb Dunwoody, Thomas M. Garrott, III, Benjamin S. Goldstein, Simon B. Rich, Jr. and Sherwood H. Smith, Jr. received an award of 2,700 restricted shares, which fully vest on the first anniversary of the grant date; and

•	Each of our executive officers received an award of restricted shares as follows: Garland S. Tucker, III, President and Chief Executive Officer (22,054 shares); Brent P.W. Burgess, Chief Investment Officer (19,973 shares); and Steven C. Lilly, Chief Financial Officer, Secretary and Chief Compliance Officer (19,973 shares). The restricted share awards granted to the executive officers vest ratably over four years from the grant date.
          All of the restricted shares of stock described above were valued at $11.11, the closing price of our common stock on the Nasdaq Global Market on May 7, 2008, the grant date. The aforementioned shares of restricted stock awarded to the Company’s non-employee directors and executive officers are subject to certain forfeiture conditions and thus are restricted as to transferability until such forfeiture restrictions have lapsed in accordance with the terms of each award.
          The foregoing description of the terms of the restricted share awards is qualified in its entirety by the terms of the respective forms of the Non-Employee Director Restricted Share Award Agreement and the Executive Officer Restricted Share Award Agreement, which are filed as Exhibits 10.2 and 10.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits

10.1*	Triangle Capital Corporation Amended and Restated 2007 Equity Incentive Plan
10.2*	Form of Non-Employee Director Restricted Share Award Agreement
10.3*	Form of Executive Officer Restricted Share Award Agreement

*	Management contract or compensatory plan.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Triangle Capital Corporation
Date: May 9, 2008	By:	/s/ Steven C. Lilly
Steven C. Lilly
Chief Financial Officer, Treasurer and Secretary

INDEX TO EXHIBITS

Exhibit
No.	Description
10.1*	Triangle Capital Corporation Amended and Restated 2007 Equity Incentive Plan
10.2*	Form of Non-Employee Director Restricted Share Award Agreement
10.3*	Form of Executive Officer Restricted Share Award Agreement

*	Management contract or compensatory plan.